Investor Presentation August 2021

Some of the information in this presentation that is not historical in nature constitutes “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements as to the Company's expectations, beliefs and strategies regarding the future. These forward‐looking statements may involve risks and uncertainties that are difficult to predict, may be beyond our control and could cause actual results to differ materially from those described in such statements. Although the Company believes that the expectations reflected in such forward‐looking statements are reasonable, it can give no assurance that such expectations will prove to be correct, or that the Company’s business optimization and growth strategies will achieve the targeted results. Important factors, including the impacts of the COVID‐19 pandemic, general economic conditions, adverse weather conditions, competition for consumer leisure time and spending, unanticipated construction delays, changes in the Company’s capital investment plans and projects and other factors discussed from time to time by the Company in its reports filed with the Securities and Exchange Commission (the “SEC”) could affect attendance at the Company’s parks, as well as the Company’s business optimization program, and cause actual results to differ materially from the Company's expectations or otherwise to fluctuate or decrease. Additional information on risk factors that may affect the business and financial results of the Company can be found in the Company's Annual Report on Form 10‐K and in the filings of the Company made from time to time with the SEC. The Company undertakes no obligation to publicly update or revise any forward‐looking statements, whether as a result of new information, future events, information, circumstances or otherwise that arise after the publication of this document. Forward‐Looking Statements 2

FUN Overview 3

Cedar Fair Executive Team Richard Zimmerman CEO Tim Fisher COO Brian Witherow CFO Kelley Ford CMO Craig Heckman HRO Dave Hoffman CAO 4

5 Our Purpose “To Make People Happy” 5

KEY  STATISTICS Entertained  28M visitors in 2019 841 rides and attractions 124 roller coasters 2,300+ hotel rooms PARKS   PORTFOLIO Own and operate 11 amusement parks 9 outdoor water parks  (in‐park) 4 outdoor water parks   (unique gates) 1 indoor water park  resort 6

Compelling Investment Rationale 1 2 Best‐in‐class parks and brands with loyal, high‐repeat customer base 3 High barriers to entry 4 Resilient operating performance through economic cycles 6 Industry‐experienced management with history of delivering results High quality assets and significant real estate holdings (and underlying asset value) Strong business model and steady growth in revenues and free cash flow 5 Cedar Fair entered the COVID‐19 disruption from a position of strength July 2021 attendance strong and approaching comparable 2019 same‐day levels 7

Record 2019 Followed by COVID‐19 Disrupted 2020 2019 Results  Record net revenues of $1.47 billion, up 9%; same park up 6%  Record attendance of 27.9 million visits, up 8%; same park up 5%  Record in‐park per capita spending of $48.32, up 1%; same park up  1%  Record out‐of‐park revenues of $169 million, up 11%, same park up  8% 2020 Results (not directly comparable to 2019 results due to COVID‐19)  Total operating days: 487 for 2020, 2,224 for 2019  Net revenues: $182 million for 2020  Attendance: 2.6 million in 2020  In park per capita spending: $46.38 for 2020  Out‐of‐park revenues: $67 million in 2020 ADJUSTED  EBITDA(a) ($   i n  mi l l i ons ) $1,028 $1,068 $1,135 $1,160 $1,236 $1,289 $1,322 $1,349 $1,475 900 1,000 1,100 1,200 1,300 1,400 1,500 1,600 2011 2012 2013 2014 2015 2016 2017 2018 2019 TOTAL  REVENUE ($   i n  mi l l i ons ) $375 $391 $425 $431 $459 $481 $479 $505 300 350 400 450 500 550 2011 2012 2013 2014 2015 2016 2017 2018 2019 $468 (a) See Appendix for reconciliation of Adjusted EBITDA 8

3% 4% 2019 Operating Results 1% Net Revenues $1.47B Ended 12/31/19 Lift from prior year Adjusted EBITDA 8%$505M 9% Attendance 8%27.9M In‐Park Per Capita Spending 1%$48.32 Out‐of‐Park Revenues 11%$169M 9

July 2021 Update 5‐Week Period  Ended 8/1/2021 5‐Week Period  Ended 8/4/2019 Operating Days  525471 Attendance(1) 6.8M5.2M In‐Park Per Capita Spending  $50.65$62.00 Out‐of‐Park Revenues  $40M$40M 10 (1) Attendance for the current 5-week period represented approximately 85% of comparable same-day 2019 attendance levels, or 90% of comparable same-day 2019 attendance levels excluding Canada’s Wonderland which remained under capacity limitations during the month. Comparable same-day 2019 attendance levels exclude the results of 2019 operating days without equivalent 2021 operating days.

Strong Long‐Term Growth and Recession Resilient  Acquisitions: 1992 – Dorney Park 1995 – World of Fun 1997 – Knott’s Berry Farm 2001 – Michigan’s  Adventure 2004 – Geauga Lake 2006 – Paramount Parks  (five parks) 2019 – Schlitterbahn        (two water parks) – Sawmill Creek Resort  & Conference Center $0 $100 $200 $300 $400 $500 $600 ($ in m illi on s) Adj. EBITDA Financial Crisis 2001 = (6.1%) 2002 = 11.4% 2009 = (11.0%) 2010 = 13.2% Early 2000’s RecessionEarly 1990’s Recession (a) (a) See Appendix for Reconciliation of Adjusted EBITDA 11

2021 Outlook 12

Balance Sheet and Liquidity Update • Company expects to be cash flow positive for the balance of 2021 • Generated $21 million in positive cash flow in the 2021 second quarter, which was meaningfully better  that the Company’s original guidance of approximately $180 million of net cash burn for the quarter • Cash flow positive projection depends on all parks remaining open as planned, attendance levels  continuing to normalize, and no resurgence of the pandemic and related disruptions to operations • Liquidity position totaled approximately $652 million as of June 27, 2021 • At the end of the second quarter, cash on hand was $293 million with $359 million available under the  revolver, net of $16 million of letters of credit • Deferred revenues up 42% to $292 million at end of 2021‐Q2 versus the end of 2021‐Q1 • $86 million lift in 2021‐Q2 driven by robust sales of season passes and other all‐season products, advanced  sale of single‐day tickets and other single‐day products, and improved booking trends at resort properties • Deferred revenues at the end of 2021‐Q2 up $65 million, or 29%, when compared to deferred revenues at  the end of 2019‐Q2  • 1 million season passes sold since the end of 2021‐Q1, with total outstanding and valid season passes  numbering 2.9 million through 2021 season (or longer at Knott’s Berry Farm and Canada’s Wonderland for  their respective pass bases) 13

Business Optimization Program • Enterprise‐wide initiative designed to drive growth in the business, improve profitability,  rationalize cost structure and produce a better guest experience • Capture cost efficiencies and drive incremental revenues through more data‐driven decision making • Deploy new, consumer facing technologies to enhance the guest experience to meet changing consumer  behaviors and preferences • Drive transformative improvements across the system, including the implementation of a centralized  procurement system • Targeting $50 million in annual run‐rate benefit once the business returns to historical attendance  levels under normal operating conditions • Reaching target would imply an AEBITDA margin approaching our highest historical margins • Approximately one‐third of program benefits anticipated through reductions in fixed costs independent of  attendance levels, with the balance expected to be realized through incremental revenue opportunities  and variable cost savings dependent on attendance • Ability to drive historically high margins largely reliant on operating without COVID‐19 restrictions and at  historically comparable attendance levels 14

Business Optimization Initiative ‐ Areas of Opportunity Revenue • Expand business intelligence capabilities to drive more data‐driven  decisions • Improved pricing practices to drive revenue lift • Optimization of in‐park revenue streams, such as Food & Beverage and Merch & Games • Greater focus and visibility into consumer insights • Deploy technology‐driven solutions to enhance the end‐to‐end guest  experience • Enhanced functionality of our mobile app offers guests mobile ordering and touchless  pay options • Use of mobile technologies reduces lines, generates more transactions per hour • Expand online retail capabilities, increasing the reach and availability of park  merchandise • Reduce use of discount channels driving an increasing number of  guests to parks’ e‐commerce sites  • Promotes sale of season passes and all‐season products versus one‐time day pass  purchase 15

Business Optimization Initiative ‐ Areas of Opportunity Procurement • Represents the optimization initiative’s highest cost‐savings  category ‐ could take several years to fully mature • Named Chief Procurement Officer in March 2021 • Responsible for building a centralized capability across our 13  properties • Better leverage our scale, optimize the supply chain, and  streamline the process of acquiring equipment, goods and  services • Improve our operational effectiveness and cost efficiencies  across the enterprise  • Currently targeting near‐term wins in food & beverage,  merchandise & games, and operating supplies  16

Business Optimization Initiative ‐ Areas of Opportunity Seasonal Labor • Seasonal/part‐time labor has historically  represented approximately one‐third of operating  expenses • New Workforce Management System implemented  in 2021 across all but Texas water parks • Tailored Kronos‐based software providing park  operators leading‐edge management tools • Dashboard assessment of real‐time, in‐park labor  utilization • Improved labor efficiencies to help offset pressure  on labor availability and affordability  • Evaluating shift in labor model to include more full‐ time and year‐round part‐time associates 17

Business Optimization Initiative ‐ Areas of Opportunity Marketing • Offers near‐term cost savings opportunity • Shift weighting to more cost‐efficient and flexible  digital advertising platforms  • Look to reduce the use of traditional, higher‐cost options  such as broadcast or print media • Increase use of lower‐cost, data‐driven channels for real‐ time optimization, better flexibility, more precise targeting • Expanded use of CRM platform for guest feedback and  sending direct, fast and low‐cost guest messaging • Leverage local/regional news media via news releases  other PR efforts 18

$0 $10 $20 $30 $40 $50 Jan '21 Jul '21 Jan '22 Jul '22 Jan '23 Jul '23 Jan '24 Jul '24 Business Optimization Program – Target Benefits M illions  19 Fixed Cost Reductions Variable Cost Savings &  Revenue Enhancements Revenue enhancements 1/3 • Centralized Procurement • Seasonal Labor • Marketing/Advertising $50  million  benefit2/3 Productivity initiatives Please note: Above graphic provided as an illustration only – not intended to predict timing or realization of actual results. 19

Long‐Range Plan 20

Long‐Range Plan: Core Strategies • Broaden the Guest Experience • Aimed at driving more visits from existing guests and incremental visits from new, unique guests • Traditional rides, such as roller coasters and water attractions, still play an important role • Expanded use of limited‐duration events and more immersive experiences – “Seasons of FUN” model that  drives urgency to visit • Food & beverage to continue to play an outsized role in the overall guest experience • Expand the Season Pass Program • Remains our strongest growing channel – approximately 53% of total attendance in 2019 and 62% in 2020 • Continued evolution of the program, including the broad rollout of PassPerks, our season pass loyalty program • Increase Market Penetration through Targeted Marketing Efforts • Key opportunities exist with several demographic groups with the fastest population growth rates • Pursue Adjacent Development  • Continued evolution of our accommodations and resort offerings 21

Consumer Insights Research We’ve held numerous Focus Groups to explore which types of entertainment experiences are most likely to motivate visitation. Key Findings: • Something for everyone ‐ consumers are seeking entertainment  options that can accommodate all types of people, ages and  interests • Disconnecting to connect – despite the pervasiveness of  technology, people still appreciate simple fun that fosters  connection • Consumers are on the hunt for “never before” experiences • Craving atmosphere and experiences with a “sense of place” • Consumers see “local” as more authentic • Authentic diversity is differentiating – consumers are drawn to  places that celebrate the diversity of the area in an authentic way 22

Consumer Insights Research Rides and events remain top reasons for visiting our parks, with high-park-interest guests driven by water parks and family coasters. Top Reasons to Visit Parks: • Family Rides • Thrill Coasters • Water Rides • Seasonal Events/Festivals • Anniversary Celebrations 23

24 “Seasons of FUN” Model: Creates Urgency to Visit

Offer Guests Immersive Experiences 25

Food & Beverage Playing A Key Role • Our research confirms food and  beverage today play a critical role in the  guest experience • Consumers want unique experiences,  offerings they can’t get at home • We have enhanced existing F&B  facilities, added more immersive dining  experiences • Executive chefs and additional culinary  talent hired at each park • Since 2011, F&B revenues up more than  50%; F&B per cap up more than 35% 26

The Changing Landscape of Food & Beverage  27

Popular 4th Quarter Events Extend Calendar, Add Growth • 2016 – first year for WinterFest (one park with  approximately 140,600 guests in attendance) • 2019 – six WinterFest events (parks) with a combined  attendance of approximately 1.2 million • Canada’s Wonderland – extraordinary 1st year in 2019 • Haunt’s popularity has increased dramatically over the past two  decades  Haunt produces some of our highest attendance days • Attendance in October up by more than 30% over the last  decade  October now more than 10% of annual attendance 28

Season Pass Channel Growth Strong • Company sold an additional 1 million season passes  from March 29, 2021, through August 1, 2021 • As of August 1, 2021, approximately 2.9 million  season passes are outstanding and valid through for  2021 season(1), exceeding the 2.6 million season  passes sold for the 2019 season (and 1.3 million sold  for the 2009 season) • Season pass visitation comprised 62% of 2020 total  same‐park attendance, compared with 53% for 2019  (and up from 27% in 2009) • Season pass visitation in 2019 topped 14 million  visits of 2019 total attendance of 27.9 million guests Season Pass Group Sales Retail / Other 2019 Season Pass Group Sales Retail / Other Season Pass Group Sales Retail / Other 2009 Season Pass Group Sales Retail / Other 29 (1) Season passes valid for the 2021 season will be extended through specified dates in 2022 at Knott’s Berry Farm and Canada’s Wonderland, due to COVID-19-related calendar changes

Loyalty Program: Evolution of the Season Pass Objectives: • Address affordability concerns for value‐oriented guests while maintaining admissions price integrity • Drive higher unit sales through “stickier” retention • Increase the average visitation of our season passholder base Goal: Transition program to Long‐term Relationship‐based model (from Seasonal Transactional) • Loyalty Program builds lifetime value for guests 30

PASSPERKS Loyalty Program – Mutually Beneficial

Good for the Passholder

Surprise our most highly engaged guests with unexpected discounts, offers and chances for exclusive prizes and experiences

- Earn rewards with each park visit
- Create anticipation among passholders to expect the unexpected
- Incentivize frequent visitations by offering "Bring-a-Friend" tickets or in-park discounts on food and merchandise
- Invite our most frequent passholders to enter lucky drawings where prizes include exclusive guest experiences and other unique offerings



Kings Island
PASSPERKS
HAVE FUN. GET FUN.

Good for Cedar Fair

Optimizes the in-park experience while capturing valuable, consumer-driven data with highly valued guest incentives

- For 2021, loyalty program to include 10 of our 13 properties (future rollout at Knott's Berry Farm and Schlitterbahn water parks)
- Create urgency among season passholders to drive incremental park visits
- Use loyalty program incentives and rewards to drive higher retention rates and renewals over multiple years
- Incentivize guests to use the season pass portal and mobile dining applications

31

SP Payment Plan + Loyalty Program Meet Objectives CEDAR FAIR SEASON PASS PROGRAM Key Objectives Payment Plan Loyalty Program Subscription Model Affordability YES NO YES Retention NO YES YES Visitation NO YES NO Pricing Power YES YES NO Purchase Urgency YES NO NO  + 32

Market Sizing Study Study performed to better measure the current penetration of markets feeding our parks and gain a better  understanding of the consumer segments within those markets Key Findings: • Strong attendance penetration among demographic groups in  decline • Lowest penetration among groups with the fastest population growth rates • Key opportunities exist with several demographic segments across  multiple parks: • Older Non‐Families  • Families with Young Children • Millennial Non‐Families • Asian American and U.S. Hispanic Households • High‐Income Households • Near‐term priority to focus on the tourism market in Southern  California  33

Evolution of the Accommodations Channel • Substantial growth of accommodations  portfolio last 8 years: • Total hotel rooms grew to more than 2,300  from 1,900 (includes Schlitterbahn and  Sawmill Creek Resort) • Total luxury RV sites increased to more than  600 • Accommodations Revenue:  • > $80 million in 2019, up 35% since 2011  (includes Schlitterbahn and Sawmill Creek  Resort) 34

• Waterfront property at Cedar Point entrance • 237 rooms and suites with tropically themed  indoor waterpark paradise • Resort property minutes from Cedar Point  • 236‐room hotel and conference center,  restaurants, Tom Fazio‐designed golf course  Adjacent Development – Accommodations Property renovations underway – targeting Spring 2022 completion 35

36 Cedar Point Sports Center Indoor Center • Opened January 2020 • 145,000 square feet • Court space accommodates 10 basketball courts and  20 volleyball courts  • AAU basketball, JO volleyball, wrestling, cheer,  gymnastics Outdoor Facility • Opened March 2017 • 10 multi‐use fields with clubhouse • Baseball, softball, soccer, lacrosse • Prior to COVID‐19, performance was pacing well  ahead of the original pro‐forma model

 Focus on reestablishing growth in the core business   Responsibly invest capital resources in three primary  areas:   Essential compliance and infrastructure needs  Select projects that were paused in 2020 due to the pandemic, and  Investments identified for the 2022 season that can start in 4Q‐2021   Pay down debt to return net leverage back inside 5.0x  Adjusted EBITDA as quickly and responsibly as possible,  and to Company’s historical range of 3.0x‐4.0x over the  longer term  Reinstate a growing and sustainable distribution when  permitted by bank covenants and most appropriate to  do so Strategies for 2H‐2021 and 2022 37

 Objectives: 1) Enhance the guest experience 2) Realize cost savings across the enterprise 3) Create incremental revenue streams  Focus: Pursue cost efficiencies in the big‐ticket areas of  marketing, labor and procurement, and broaden the  use of consumer technologies to increase throughput  and create incremental sources of revenue  Opportunity: Implementation of operating model  enhancements performed over the next 12‐18 months • Over the next 2‐3 years, targeting $50 million in  annual run‐rate benefit on 2019 performance levels  and normalized business operations (approaching  Company’s highest historical margin) Key Takeaways – Business Optimization Program 38

Appendix 39

Capital Structure – Debt Maturities Amounts in Millions  Total debt outstanding of  ~$3.0B at 6/27/21  Cash on hand totaled $293M  at 6/27/21  2020 cash interest payments  totaled $130M  Full‐year cash interest costs  projected to be approximately  $175M in 2021‐2023 $75 $300 $264 $450 $1,000 $500 $300 $500 0 300 600 900 1200 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Revolver Capacity Term Debt Senior Notes 40

Adjusted EBITDA Reconciliation 41